UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2015

RealD Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34818	77-0620426
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 N. Crescent Drive, Suite 200 Beverly Hills, CA (Address of principal executive offices)	90210 (Zip Code)

(310) 385-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On June 11, 2015, RealD Inc. (the “Company”) issued a press release reporting its financial results for the fourth quarter and fiscal year ended March 31, 2015. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information contained in this report and the attached press release is “furnished” but not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On June 11, 2015, the Company will conduct a properly noticed conference call to discuss its results of operations for the fourth quarter and fiscal year ended March 31, 2015 and to answer any questions raised by the call’s audience.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
99.1	Announcement, dated June 11, 2015, entitled “RealD Inc. Reports Fourth Quarter and Fiscal Year 2015 Financial Results”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RealD Inc.

Dated: June 11, 2015	By:	/s/ Vivian Yang
	Name:	Vivian Yang
	Title:	Executive Vice President and General Counsel